UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-22881

American Funds Developing World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: February 28, 2018

Michael W. Stockton

American Funds Developing World Growth and Income Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Schedule of Investments

American Funds Developing World Growth and Income FundSM

Investment portfolio

February 28, 2018

unaudited

Common stocks 90.06% Financials 21.91%	Shares	Value (000)
Discovery Ltd.1	4,681,357	$70,755
Sberbank of Russia1	5,821,747	67,930
MONETA Money Bank, AS, non-registered shares1	14,395,258	57,908
First Abu Dhabi Bank PJSC, non-registered shares1	17,866,633	56,092
China Pacific Insurance (Group) Co., Ltd., Class H1	9,208,200	44,716
Barclays Africa Group Ltd.1	2,505,000	41,770
Moscow Exchange MICEX-RTS PJSC1	20,689,139	40,971
Credicorp Ltd.	186,300	40,325
ICICI Bank Ltd.1	7,679,738	36,653
TCS Group Holding PLC (GDR)1,2	602,000	13,897
TCS Group Holding PLC (GDR)1	569,500	13,146
Shinhan Financial Group Co., Ltd.1	580,313	25,175
Bank Central Asia Tbk PT1	13,772,700	23,136
KBC Ancora CVA1	355,629	23,046
Housing Development Finance Corp. Ltd.1	821,211	22,449
IRB Brasil Resseguros SA	1,752,200	20,885
Ping An Insurance (Group) Co. of China, Ltd., Class H1	1,644,500	17,313
AIA Group Ltd.1	2,051,800	17,037
JSE Ltd.1	979,786	16,827
Grupo Financiero Inbursa, SAB de CV	10,288,500	16,439
KB Financial Group Inc.1	227,434	13,386
Inversiones La Construcción SA	561,887	11,183
Bank of China Ltd., Class H1	18,834,000	10,154
KBC Groep NV1	105,500	9,922
Union National Bank PJSC1	8,902,536	9,371
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	1,105,500	8,723
Itaú Unibanco Holding SA, preferred nominative (ADR)	477,163	7,429
Siam Commercial Bank PCL, foreign registered1	1,482,300	7,009
		743,647
Information technology 13.89%
Taiwan Semiconductor Manufacturing Co., Ltd.1	13,552,800	111,305
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	492,500	21,350
Samsung Electronics Co., Ltd.1	43,231	93,695
Samsung Electronics Co., Ltd., nonvoting preferred1	6,447	11,821
NetEase, Inc. (ADR)	169,800	49,811
MediaTek Inc.1	3,500,000	35,306
Catcher Technology Co., Ltd.1	2,410,000	28,726
Yandex NV, Class A3	524,200	21,539
Vanguard International Semiconductor Corp.1	9,632,000	19,754
Quanta Computer Inc.1	9,293,400	18,697
MercadoLibre, Inc.	42,000	16,295
VTech Holdings Ltd.1	1,088,300	14,961
Broadcom Ltd.	60,350	14,874
Tencent Holdings Ltd.1	243,500	13,354
		471,488

American Funds Developing World Growth and Income Fund — Page 1 of 7

unaudited

Common stocks Consumer staples 12.15%	Shares	Value (000)
Carlsberg A/S, Class B1	512,334	$62,782
Shoprite Holdings Ltd.1	2,133,776	46,726
Savola Group Co.1,3	4,250,900	41,607
Danone SA1	472,328	37,684
Nestlé SA1	445,284	35,445
British American Tobacco PLC1	501,100	29,431
Philip Morris International Inc.	239,600	24,810
Thai Beverage PCL1	34,775,000	21,886
Diageo PLC1	627,700	21,274
PZ Cussons PLC1	5,158,600	19,949
Unilever PLC1	388,600	19,869
Reckitt Benckiser Group PLC1	233,400	18,505
Fomento Económico Mexicano, SAB de CV	1,075,300	9,955
Godrej Consumer Products Ltd.1	503,226	8,217
Universal Robina Corp. (Philippines)1	2,560,210	7,317
Magnit PJSC1	79,535	6,724
		412,181
Consumer discretionary 7.30%
Astra International Tbk PT1	72,313,000	42,271
Sands China Ltd.1	7,031,100	39,242
PT Surya Citra Media Tbk1	185,335,100	38,137
Matahari Department Store Tbk PT1	48,118,888	37,103
Hyundai Motor Co., Series 21	208,614	18,784
Galaxy Entertainment Group Ltd.1,3	2,032,000	17,619
Naspers Ltd., Class N1	57,740	15,859
Pacific Textiles Holdings Ltd.1	14,992,791	14,314
Shenzhou International Group Holdings Ltd.1	877,000	8,618
YUM! Brands, Inc.	68,500	5,574
Minth Group Ltd.1	935,500	5,492
Chow Sang Sang Holdings International Ltd.1	1,448,100	3,277
Mr Price Group Ltd.1	66,234	1,579
		247,869
Industrials 7.15%
CCR SA, ordinary nominative	11,223,535	43,900
Airbus SE, non-registered shares1	316,085	37,655
CTCI Corp. (Taiwan)1	16,667,000	25,560
Haitian International Holdings Ltd.1	7,245,000	21,988
BTS Rail Mass Transit Growth Infrastructure Fund1	52,714,700	19,809
Aggreko PLC1	1,822,000	18,712
AirTAC International Group1	1,029,993	18,395
International Container Terminal Services, Inc.1	8,631,900	18,152
IJM Corp. Bhd.1	14,011,100	9,673
Aeroflot - Russian Airlines PJSC1	3,609,600	9,042
SEEK Ltd.1	522,952	8,150
Beijing Enterprises Holdings Ltd.1	1,456,900	8,047
DP World Ltd.1	142,365	3,483
		242,566
Telecommunication services 6.47%
América Móvil, SAB de CV, Series L (ADR)	4,670,000	85,741
HKT Trust and HKT Ltd., units1	31,859,960	40,617
Singapore Telecommunications Ltd.1	10,968,800	27,909
MTN Group Ltd.1	2,516,505	27,256

American Funds Developing World Growth and Income Fund — Page 2 of 7

unaudited

Common stocks Telecommunication services (continued)	Shares	Value (000)
Bharti Airtel Ltd.1	2,678,600	$17,510
Perusahaan Perseroan (Persero) Telekomunikasi Indonesia Tbk PT, Class B1	37,585,900	10,914
Globe Telecom, Inc.1	165,385	5,462
MegaFon PJSC1	409,000	4,220
		219,629
Health care 5.91%
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H1	12,505,500	72,128
Hypera SA, ordinary nominative	5,931,000	63,057
Odontoprev SA, ordinary nominative	6,284,050	29,631
Shanghai Pharmaceutical (Group) Co., Ltd., Class H1	10,796,700	27,008
Piramal Enterprises Ltd. 1	218,627	8,599
		200,423
Materials 5.52%
Vale SA, ordinary nominative	4,443,516	61,653
Alrosa PJSC1	27,214,647	41,456
LafargeHolcim Ltd.1	420,126	24,473
Rio Tinto PLC1	393,400	21,072
Nutrien Ltd.	278,640	13,691
Nexa Resources SA3	636,000	13,038
Newcrest Mining Ltd.1	734,830	12,094
		187,477
Real estate 2.41%
Longfor Properties Co. Ltd.1	14,182,500	40,497
China Overseas Land & Investment Ltd.1	8,004,000	27,781
China Resources Land Ltd.1	3,278,000	11,594
Fibra Uno Administración, SA de CV REIT	1,412,830	1,992
		81,864
Utilities 1.24%
AES Corp.	1,358,900	14,771
Glow Energy PCL, foreign registered1	3,664,300	9,862
Huaneng Power International, Inc., Class H1	14,212,000	8,753
Enel Américas SA (ADR)	748,800	8,551
		41,937
Energy 1.12%
China Petroleum & Chemical Corp., Class H1	28,902,000	22,797
Tenaris SA (ADR)	439,600	15,162
		37,959
Miscellaneous 4.99%
Other common stocks in initial period of acquisition		169,253
Total common stocks (cost: $2,550,485,000)		3,056,293
Preferred securities 0.17% Consumer discretionary 0.17%
Zee Entertainment Enterprises Ltd., 6.00% preferred, expires 2022	38,022,671	5,866
Total preferred securities (cost: $5,164,000)		5,866

American Funds Developing World Growth and Income Fund — Page 3 of 7

unaudited

Rights & warrants 2.50% Consumer staples 1.20%	Shares	Value (000)
Inner Mongolia Yili Industrial Group Co., Ltd., warrants, expire 20181,2	8,038,500	$40,814
Consumer discretionary 1.01%
Midea Group Co., Ltd., Class A, warrants, expire 20181,2	3,982,300	34,085
Industrials 0.29%
Shenzhen Inovance Technology Co., Ltd., warrants, expire 20201,2	1,999,700	9,860
Total rights & warrants (cost: $68,421,000)		84,759
Convertible stocks 0.32% Health care 0.32%
Piramal Enterprises Ltd., convertible debenture, 7.80% 20191	6,976	10,832
Total convertible stocks (cost: $11,560,000)		10,832
Convertible bonds 0.38% Energy 0.38%	Principal amount (000)
Cobalt International Energy, Inc., convertible notes, 2.625% 20194	$4,562	1,505
Cobalt International Energy, Inc., convertible notes, 3.125% 20244	4,299	1,440
Weatherford International PLC 5.875% 2021	10,280	9,800
Total convertible bonds (cost: $18,654,000)		12,745
Bonds, notes & other debt instruments 0.61% Corporate bonds & notes 0.60% Utilities 0.60%
Cemig Geracao e Transmissao SA 9.25% 20242	18,830	20,435
Total corporate bonds & notes		20,435
U.S. Treasury bonds & notes 0.01% U.S. Treasury 0.01%
U.S. Treasury 0.875% 2018	375	374
Total U.S. Treasury bonds & notes		374
Total bonds, notes & other debt instruments (cost: $18,973,000)		20,809
Short-term securities 5.78%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.73% due 4/2/2018	15,600	15,576
Federal Home Loan Bank 1.60% due 4/27/2018	25,000	24,937
Liberty Street Funding Corp. 1.78% due 3/21/20182	25,000	24,977
Nestlé Capital Corp. 1.61% due 4/25/20182	50,000	49,877
Sumitomo Mitsui Banking Corp. 1.71% due 5/1/20182	51,300	51,132
Swedbank AB 1.34% due 3/1/2018	29,700	29,699
Total short-term securities (cost: $196,217,000)		196,198
Total investment securities 99.82% (cost: $2,869,474,000)		3,387,502
Other assets less liabilities 0.18%		6,067
Net assets 100.00%		$3,393,569

American Funds Developing World Growth and Income Fund — Page 4 of 7

unaudited

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $2,467,256,000, which represented 72.70% of the net assets of the fund. This amount includes $2,371,666,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $245,077,000, which represented 7.22% of the net assets of the fund.
3	Security did not produce income during the last 12 months.
4	Scheduled interest and/or principal payment was not received.

Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that

American Funds Developing World Growth and Income Fund — Page 5 of 7

unaudited

are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of February 28, 2018 (dollars in thousands):

American Funds Developing World Growth and Income Fund — Page 6 of 7

unaudited

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$104,984	$638,663	$—	$743,647
Information technology	123,869	347,619	—	471,488
Consumer staples	34,765	377,416	—	412,181
Consumer discretionary	5,574	242,295	—	247,869
Industrials	43,900	198,666	—	242,566
Telecommunication services	85,741	133,888	—	219,629
Health care	92,688	107,735	—	200,423
Materials	88,382	99,095	—	187,477
Real estate	1,992	79,872	—	81,864
Utilities	23,322	18,615	—	41,937
Energy	15,162	22,797	—	37,959
Miscellaneous	64,249	105,004	—	169,253
Preferred securities	5,866	—	—	5,866
Rights & warrants	—	84,759	—	84,759
Convertible stocks	—	10,832	—	10,832
Convertible bonds	—	12,745	—	12,745
Bonds, notes & other debt instruments	—	20,809	—	20,809
Short-term securities	—	196,198	—	196,198
Total	$690,494	$2,697,008	$—	$3,387,502

*	Securities with a value of $2,371,666,000, which represented 69.89% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

MFGEFPX-100-0418O-S60601	American Funds Developing World Growth and Income Fund — Page 7 of 7

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS DEVELOPING WORLD GROWTH AND INCOME FUND

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: April 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: April 27, 2018

By /s/ Hong T. Le
Hong T. Le, Treasurer and Principal Financial Officer

Date: April 27, 2018